Fees Summary	Jul. 20, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 27,686,250.00
Previously Paid Amount	3,573.34
Total Fee Amount	3,823.47
Total Offset Amount	0.00
Net Fee	$ 250.13